UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

August 31, 2012

Annual Repor t

Legg Mason

ClearBridge

Aggressive

Growth

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Aggressive Growth Fund

Fund objective

The Fund seeks capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason ClearBridge Aggressive Growth Fund for the twelve-month reporting period ended August 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 28, 2012

Legg Mason ClearBridge Aggressive Growth Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended August 31, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% and 4.1% in the third and fourth quarters of 2011, respectively. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. Moderating growth was partially due to weaker consumer spending, which rose only 1.5% in the second quarter, versus 2.4% during the first three months of the year.

The job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.1%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then moved higher, reaching 8.3% in July, before dipping to 8.1% in August.

Meanwhile the housing market brightened, as sales have started to improve of late and home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. However, existing-home sales rose 7.8% on a seasonally adjusted basis in August 2012 versus the previous month. This represented the largest increase in 27 months. In addition, the NAR reported that the median existing-home price for all housing types was $187,400 in July 2012, up 9.5% from July 2011. This marked the sixth consecutive month that home prices rose compared to the same period a year earlier and was the largest year-over-year increase since January 2006.

While the manufacturing sector overcame a soft patch that occurred in the summer of 2011, it again weakened late in the reporting period. Looking back, based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011 the manufacturing sector expanded at its weakest pace in two years, with a reading of 50.6 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI was then somewhat choppy over the next eight months, but rose as high as 54.8 in April 2012. The PMI then fell to 49.7 in June, which represented the first contraction in the manufacturing sector since July 2009. While the PMI ticked up to 49.8 in July, it fell to 49.6 in August, and remained in contraction territory.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012. Finally, in September, after the reporting period ended, the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month

IV	Legg Mason ClearBridge Aggressive Growth Fund

Investment commentary (cont’d)

of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that it would further extend Operation Twist and keep the federal funds rate on hold until at least mid-2015.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

September 28, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks capital appreciation. The Fund invests primarily in common stocks of companies we believe are experiencing, or will experience, growth in earnings exceeding the average rate of earnings growth of the companies which comprise the S&P 500 Indexi. The Fund may invest in the securities of large, well-known companies offering prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-capitalization companies, a significant portion of the Fund’s assets may be invested in the securities of such companies. The Fund may invest up to 25% of its net assets (at the time of investment) in foreign securities.

We emphasize individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. We focus primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Fund acquires their stocks. When evaluating an individual stock, we consider whether the company may benefit from:

•	New technologies, products or services

•	New cost reducing measures

•	Changes in management

•	Favorable changes in government regulations

Q. What were the overall market conditions during the Fund’s reporting period?

A. The start of the twelve-month reporting period was characterized by continued high levels of stock market volatility, driven largely by macroeconomic concerns focused on sovereign debt issues in Europe and fears of a potential recession at home, with most segments of the domestic stock market in decline.

It is our view that stocks reached their nadir just before the start of the reporting period, in early August 2011, and the market spent the next six weeks re-testing those levels. Furthermore, much of the stock market’s movement at the start of the period was driven by so-called “de-risking” efforts among investors and forced liquidations driven by redemptions in equity funds.

After testing the August lows in early October, the markets rebounded toward the end of the year due to improving economic conditions and increased investor optimism. Fund performance recovered strongly in the final three months of the calendar year, as many of our companies made progress fundamentally, growing both top and bottom lines and improving their balance sheets.

Following the start of the new calendar year, the stock market rose strongly, with double-digit percentage gains in both the S&P 500 Index and the NASDAQ Composite Indexii for the first calendar quarter, while a number of our holdings continued positive operating momentum and made progress in creating value for shareholders.

Soon afterward, the market experienced a series of corrections that erased much of the gains for the calendar year-to-date and caused a buildup in negative market sentiment (although not to the same extent as the 2010 and 2011 corrections). April and May saw market volatility rise and share prices fall as concerns over the European sovereign debt crisis and a slowing U.S. recovery led many investors to flee the equity markets. However, as the situation in Europe appeared to stabilize, June saw a modest recovery for the U.S. stock market. July and August saw the market continue to forge ahead with modest gains, despite mixed economic data, supported in part by expectations of continued central bank actions to stimulate growth and recovery.

2	Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. We made no significant changes to the Fund’s investment discipline or strategy during the past year. For nearly three decades, the Fund’s time-tested approach has navigated many volatile markets by focusing on the fundamentals of the companies that we hold and reiterating our conviction in continuing to maintain each investment. We have continued to emphasize bottom-up stock selection in our construction of a portfolio featuring what we consider to be dominant franchises, with primarily self-financing business models that are best able to grow their earnings and cash flows on a sustainable basis.

Despite the reporting period’s economic headwinds, many of the companies we hold continued to improve their market positions, return cash to shareholders through share buybacks or dividends, or undertake prudent and accretive merger and acquisition (M&A) deals. We have seen many of our portfolio companies in strong financial condition, possessing pristine balance sheets, and yet their shares have still been available at very reasonable valuations.

Our approach to investment aims to take advantage of the pricing inefficiencies that the stock market can offer to build positions in companies we think can create value when they appear to be historically cheap relative to a company’s earnings, cash flows, or in comparison with its competitors. In a slow-growth economic environment, as we have been witnessing, we still want to own companies that we believe can control their own destinies. We still want to own companies we believe have the balance sheet strength and flexibility necessary to take advantage of the historically low interest-rate environment and engage in accretive activities such as buybacks or M&A deals. In our experience, companies that can invest during economic downturns can gain market share and remain well positioned when demand returns.

Performance review

For the twelve months ended August 31, 2012, Class A shares of Legg Mason ClearBridge Aggressive Growth Fund, excluding sales charges, returned 18.42%. The Fund’s unmanaged benchmark, the Russell 3000 Growth Indexiii, returned 17.01% for the same period. The Lipper Multi-Cap Growth Funds Category Average1 returned 12.43% over the same time frame.

Performance Snapshot as of August 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason ClearBridge Aggressive Growth Fund:
Class A	3.70%	18.42%
Class B2	3.24%	17.28%
Class C	3.40%	17.68%
Class FI	3.68%	18.38%
Class R	3.58%	18.18%
Class I	3.92%	18.92%
Class IS	3.97%	19.04%
Russell 3000 Growth Index	2.90%	17.01%
Lipper Multi-Cap Growth Funds Category Average[1]	0.42%	12.43%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended August 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 573 funds for the six-month period and among the 545 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report	3

original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated December 31, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 1.28%, 2.20%, 1.89%, 1.39%, 1.48%, 0.84% and 0.74%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.30% for Class FI shares, 1.55% for Class R shares and 1.00% for Class I shares. In addition, the total annual operating expenses of Class IS shares will not exceed those of Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund’s positions in four out of seven sectors in which it was invested (out of ten sectors in total) contributed positively to performance for the period. The greatest contributions to absolute returns came from the Fund’s holdings in the Health Care, Consumer Discretionary and Information Technology (IT) sectors.

Relative to the benchmark, both the Fund’s overall stock selection and its overall sector allocation contributed positively to performance for the period, with stock selection accounting for the majority of outperformance. In particular, stock selection in the Health Care, Consumer Discretionary and Industrials sectors contributed to performance. The Fund’s overweight position in the Health Care sector and its underweights in the Materials and Industrials sectors also helped relative performance.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in Biogen Idec Inc., Amgen Inc. and UnitedHealth Group Inc., all in the Health Care sector, Comcast Corp. in the Consumer Discretionary sector and Seagate Technology Inc. in the IT sector.

Q. What were the leading detractors from performance?

A. On an absolute basis, detractors from Fund performance for the reporting period included positions in the Energy and Materials sectors, while the Financials sector was a marginal detractor. Relative to the benchmark, the Fund’s stock selection in the Energy, Financials and Materials sectors hurt relative performance for the

4	Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report

Fund overview (cont’d)

period, as did its underweight in the IT sector and its overweight in the Energy sector.

In terms of individual Fund holdings, leading detractors from performance for the period included positions in Weatherford International Ltd. and Anadarko Petroleum Corp. in the Energy sector, Cablevision Systems Corp. in the Consumer Discretionary sector, Freeport-McMoRan Copper & Gold Inc. in the Materials sector, and Facebook Inc. in the IT sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the reporting period, we established new positions in the Fund’s portfolio in Facebook Inc. in the IT sector and Newfield Exploration Co. in the Energy sector.

We closed our existing positions in AP Pharma Inc. in the Health Care sector, Goldman Sachs Group Inc. in the Financials sector, Nokia Corp. and Standard Microsystems Corp. both in the IT sector, as well as in Charming Shoppes in the Consumer Discretionary sector. The latter two companies received takeover offers on the same day, the first such occurrence in the Fund’s 29-year history. Existing Health Care sector holding Human Genome Sciences Inc. was acquired by GlaxoSmithKline during the period.

Thank you for your investment in Legg Mason ClearBridge Aggressive Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Richard A. Freeman

Portfolio Manager

ClearBridge Advisors, LLC

Evan Bauman

Portfolio Manager

ClearBridge Advisors, LLC

September 14, 2012

RISKS: The Fund may invest a significant portion of its assets in small and mid-cap companies, which may be more volatile than an investment that focuses only on large-cap companies. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of August 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of August 31, 2012 were: Biogen Idec Inc. (9.9%), UnitedHealth Group Inc. (7.9%), Anadarko Petroleum Corp. (6.2%), Amgen Inc. (6.1%), Comcast Corp., Special Class A Shares (5.9%), Weatherford International Ltd. (3.5%), Forest Laboratories Inc. (3.4%), Tyco International Ltd. (3.2%), Core Laboratories NV (3.2%) and SanDisk Corp. (2.7%). Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund’s holdings.

Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report	5

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of August 31, 2012 were: Health Care (33.7%), Consumer Discretionary (20.3%), Information Technology (17.2%), Energy (16.3%) and Industrials (7.9%).The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

iii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

6	Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of August 31, 2012 and August 31, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2012 and held for the six months ended August 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.70%	$1,000.00	$1,037.00	1.25%	$6.40	Class A	5.00%	$1,000.00	$1,018.85	1.25%	$6.34
Class B	3.24	1,000.00	1,032.40	2.14	10.93	Class B	5.00	1,000.00	1,014.38	2.14	10.84
Class C	3.40	1,000.00	1,034.00	1.86	9.51	Class C	5.00	1,000.00	1,015.79	1.86	9.42
Class FI	3.68	1,000.00	1,036.80	1.30	6.66	Class FI	5.00	1,000.00	1,018.60	1.30	6.60
Class R	3.58	1,000.00	1,035.80	1.48	7.57	Class R	5.00	1,000.00	1,017.70	1.48	7.51
Class I	3.92	1,000.00	1,039.20	0.85	4.36	Class I	5.00	1,000.00	1,020.86	0.85	4.32
Class IS	3.97	1,000.00	1,039.70	0.74	3.79	Class IS	5.00	1,000.00	1,021.42	0.74	3.76

[1]	For the six months ended August 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

8	Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 8/31/12	18.42%	17.28%	17.68%	18.38%	18.18%	18.92%	19.04%
Five Years Ended 8/31/12	2.48	1.64	1.89	2.52	2.32	2.92	N/A
Ten Years Ended 8/31/12	7.67	7.00	6.99	N/A	N/A	8.13	N/A
Inception* through 8/31/12	11.54	10.72	10.43	1.62	1.90	9.94	7.48

With sales charges[2]	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 8/31/12	11.61%	12.28%	16.68%	18.38%	18.18%	18.92%	19.04%
Five Years Ended 8/31/12	1.27	1.45	1.89	2.52	2.32	2.92	N/A
Ten Years Ended 8/31/12	7.04	7.00	6.99	N/A	N/A	8.13	N/A
Inception* through 8/31/12	11.31	10.72	10.43	1.62	1.90	9.94	7.48

Cumulative total returns
Without sales charges[1]
Class A (8/31/02 through 8/31/12)	109.48%
Class B (8/31/02 through 8/31/12)	96.68
Class C (8/31/02 through 8/31/12)	96.59
Class FI (Inception date of 4/30/07 through 8/31/12)	8.99
Class R (Inception date of 12/28/06 through 8/31/12)	11.30
Class I (8/31/02 through 8/31/12)	118.54
Class IS (Inception date of 8/04/08 through 8/31/12)	34.17

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C, FI, R, I and IS shares are October 24, 1983, November 6, 1992, May 13, 1993, April 30, 2007, December 28, 2006, January 30, 1996 and August 4, 2008, respectively.

Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason ClearBridge Aggressive Growth Fund vs. Russell 3000 Growth Index† — August 2002 - August 2012

Value of $1,000,000 invested in

Class I Shares of Legg Mason ClearBridge Aggressive Growth Fund vs. Russell 3000 Growth Index† — August 2002 - August 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares and $1,000,000 invested in Class I shares of Legg Mason ClearBridge Aggressive Growth Fund on August 31, 2002, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through August 31, 2012. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B, C and I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report

Schedule of investments

August 31, 2012

Legg Mason ClearBridge Aggressive Growth Fund

Security	Shares	Value
Common Stocks — 98.9%
Consumer Discretionary — 20.3%
Internet & Catalog Retail — 1.4%
Liberty Interactive Corp., Interactive Series A Shares	3,908,820	$71,296,877	*
Liberty Ventures, Series A	195,441	8,988,331	*
Total Internet & Catalog Retail		80,285,208
Media — 18.9%
AMC Networks Inc., Class A Shares	1,762,710	69,345,011	*
Ascent Media Corp., Class A Shares	76,760	3,956,978	*
Cablevision Systems Corp., New York Group, Class A Shares	7,299,900	109,133,505
CBS Corp., Class B Shares	784,000	28,490,560
Comcast Corp., Class A Shares	1,423,700	47,736,661
Comcast Corp., Special Class A Shares	10,606,880	348,648,146
DIRECTV	2,272,362	118,367,337	*
Discovery Communications Inc., Class A Shares	742,900	40,740,636	*
Discovery Communications Inc., Class C Shares	767,800	39,779,718	*
Liberty Global Inc., Series A Shares	697,331	38,541,484	*
Liberty Global Inc., Series C Shares	707,148	36,906,054	*
Liberty Media Corp.-Liberty Capital, Class A shares	1,043,501	108,816,284	*
Madison Square Garden Inc., Class A Shares	1,961,175	82,781,197	*
Viacom Inc., Class B Shares	784,000	39,207,840
World Wrestling Entertainment Inc., Class A Shares	993,600	8,823,168
Total Media		1,121,274,579
Total Consumer Discretionary		1,201,559,787
Energy — 16.3%
Energy Equipment & Services — 9.1%
Core Laboratories NV	1,554,870	189,989,565
National-Oilwell Varco Inc.	1,873,171	147,605,875
Weatherford International Ltd.	17,420,150	204,860,964	*
Total Energy Equipment & Services		542,456,404
Oil, Gas & Consumable Fuels — 7.2%
Anadarko Petroleum Corp.	5,263,595	364,609,226
Newfield Exploration Co.	1,850,000	60,365,500	*
Total Oil, Gas & Consumable Fuels		424,974,726
Total Energy		967,431,130
Financials — 2.3%
Capital Markets — 0.8%
Cohen & Steers Inc.	1,343,500	45,343,125

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report	11

Legg Mason ClearBridge Aggressive Growth Fund

Security	Shares	Value
Thrifts & Mortgage Finance — 1.5%
Astoria Financial Corp.	3,962,230	$39,899,656
New York Community Bancorp Inc.	3,714,810	49,258,381
Total Thrifts & Mortgage Finance		89,158,037
Total Financials		134,501,162
Health Care — 33.7%
Biotechnology — 18.4%
Alkermes PLC	1,052,000	19,304,200	*
Amgen Inc.	4,339,520	364,172,518
Biogen Idec Inc.	3,988,042	584,607,077	*
ImmunoGen Inc.	860,750	12,386,193	*
Isis Pharmaceuticals Inc.	948,500	12,909,085	*
Vertex Pharmaceuticals Inc.	1,808,240	96,433,439	*
Total Biotechnology		1,089,812,512
Health Care Equipment & Supplies — 2.4%
Covidien PLC	2,515,450	140,990,972
Health Care Providers & Services — 7.9%
UnitedHealth Group Inc.	8,604,060	467,200,458
Pharmaceuticals — 5.0%
BioMimetic Therapeutics Inc.	1,452,600	5,577,984	*(a)
Forest Laboratories Inc.	5,791,960	200,923,092	*
Teva Pharmaceutical Industries Ltd., ADR	345,170	13,661,829
Valeant Pharmaceuticals International Inc.	1,536,988	78,801,375	*
Total Pharmaceuticals		298,964,280
Total Health Care		1,996,968,222
Industrials — 7.9%
Aerospace & Defense — 1.9%
Engility Holdings Inc.	256,057	4,739,615	*
L-3 Communications Holdings Inc.	1,536,345	107,912,873
Total Aerospace & Defense		112,652,488
Construction & Engineering — 0.9%
Fluor Corp.	1,042,730	53,700,595
Industrial Conglomerates — 3.2%
Tyco International Ltd.	3,385,730	190,887,457
Machinery — 1.9%
Pall Corp.	1,962,880	108,959,469
Total Industrials		466,200,009
Information Technology — 17.2%
Communications Equipment — 0.2%
Arris Group Inc.	1,123,743	15,316,617	*

See Notes to Financial Statements.

12	Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report

Schedule of investments (cont’d)

August 31, 2012

Legg Mason ClearBridge Aggressive Growth Fund

Security		Shares	Value
Computers & Peripherals — 5.0%
SanDisk Corp.		3,816,250	$157,305,825	*
Seagate Technology PLC		4,299,940	137,641,080
Total Computers & Peripherals			294,946,905
Electronic Equipment, Instruments & Components — 2.2%
Dolby Laboratories Inc., Class A Shares		849,100	28,173,138	*
TE Connectivity Ltd.		2,857,670	100,504,254
Total Electronic Equipment, Instruments & Components			128,677,392
Internet Software & Services — 0.6%
Facebook Inc., Class A Shares		2,000,603	36,170,902	*
Semiconductors & Semiconductor Equipment — 5.2%
Broadcom Corp., Class A Shares		4,372,440	155,352,793	*
Cree Inc.		3,007,990	84,825,318	*
Intel Corp.		2,799,460	69,510,592
Total Semiconductors & Semiconductor Equipment			309,688,703
Software — 4.0%
Advent Software Inc.		1,876,600	44,588,016	*
Autodesk Inc.		1,656,710	51,440,845	*
Citrix Systems Inc.		1,804,630	140,201,705	*
Total Software			236,230,566
Total Information Technology			1,021,031,085
Materials — 1.2%
Metals & Mining — 1.2%
Freeport-McMoRan Copper & Gold Inc.		1,433,400	51,760,074
Nucor Corp.		448,500	16,886,025
Total Materials			68,646,099
Total Common Stocks (Cost — $2,628,022,937)			5,856,337,494
	Expiration Date
Rights — 0.0%
Consumer Discretionary — 0.0%
Liberty Ventures (Cost — $598,309)	12/31/49	65,148	0	*(b)(c)
Total Investments Before Short-Term Investments (Cost — $2,628,621,246)			5,856,337,494

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report	13

Legg Mason ClearBridge Aggressive Growth Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.2%
Repurchase Agreements — 1.2%
Interest in $453,997,000 joint tri-party repurchase agreement dated 8/31/12 with Deutsche Bank Securites Inc.; Proceeds at maturity — $72,164,604; (Fully collateralized by various U.S. government agency obligations, 0.310% to 5.355% due 9/9/13 to 5/1/29; Market value — $73,606,330) (Cost — $72,163,000)	0.200%	9/4/12	$72,163,000	$72,163,000
Total Investments — 100.1% (Cost — $2,700,784,246#)				5,928,500,494
Liabilities in Excess of Other Assets — (0.1)%				(3,396,332)
Total Net Assets — 100.0%				$5,925,104,162

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At August 31, 2012, the total market value of Affiliated Companies was $5,577,984, and the cost was $11,412,534 (See Note 7).

(b)	Value is less than $1.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $2,704,542,167.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

14	Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report

Statement of assets and liabilities

August 31, 2012

Assets:
Investments in unaffiliated securities, at value (Cost — $2,689,371,712)	$5,922,922,510
Investments in affiliated securities, at value (Cost — $11,412,534)	5,577,984
Cash	85
Receivable for Fund shares sold	6,843,811
Dividends and interest receivable	5,392,518
Prepaid expenses	192,433
Total Assets	5,940,929,341

Liabilities:
Payable for Fund shares repurchased	7,422,198
Investment management fee payable	3,541,924
Service and/or distribution fees payable	1,574,181
Accrued expenses	3,286,876
Total Liabilities	15,825,179
Total Net Assets	$5,925,104,162

Net Assets:
Par value (Note 8)	$470
Paid-in capital in excess of par value	2,548,957,854
Accumulated net investment loss	(6,666,629)
Accumulated net realized gain on investments and foreign currency transactions	155,096,219
Net unrealized appreciation on investments	3,227,716,248
Total Net Assets	$5,925,104,162

Shares Outstanding:
Class A	23,622,292
Class B	3,683,286
Class C	6,391,568
Class FI	11,499
Class R	110,334
Class I	9,378,064
Class IS	3,814,781

Net Asset Value:
Class A (and redemption price)	$127.38
Class B*	$107.40
Class C*	$109.93
Class FI (and redemption price)	$127.75
Class R (and redemption price)	$126.29
Class I (and redemption price)	$136.44
Class IS (and redemption price)	$137.09
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$135.15

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report	15

Statement of operations

For the Year Ended August 31, 2012

Investment Income:
Dividends	$59,932,341
Interest	72,097
Less: Foreign taxes withheld	(439,556)
Total Investment Income	59,564,882

Expenses:
Investment management fee (Note 2)	37,585,137
Service and/or distribution fees (Notes 2 and 5)	18,648,436
Transfer agent fees (Note 5)	12,095,564
Trustees’ fees	422,053
Fund accounting fees	359,593
Shareholder reports	224,042
Registration fees	157,889
Insurance	107,498
Legal fees	83,884
Audit and tax	71,000
Custody fees	28,179
Miscellaneous expenses	37,018
Total Expenses	69,820,293
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(2,260)
Net Expenses	69,818,033
Net Investment Loss	(10,253,151)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	158,855,037
Foreign currency transactions	11,272
Net Realized Gain	158,866,309
Change in Net Unrealized Appreciation (Depreciation) from Investments	765,013,633
Net Gain on Investments and Foreign Currency Transactions	923,879,942
Increase in Net Assets from Operations	$913,626,791

See Notes to Financial Statements.

16	Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report

Statements of changes in net assets

For the Years Ended August 31,	2012	2011

Operations:
Net investment loss	$(10,253,151)	$(18,641,952)
Net realized gain	158,866,309	341,478,059
Change in net unrealized appreciation (depreciation)	765,013,633	814,957,043
Increase in Net Assets From Operations	913,626,791	1,137,793,150

Distributions to Shareholders From (Notes 1 and 6):
Net realized gains	(118,565,082)	—
Decrease in Net Assets From Distributions to Shareholders	(118,565,082)	—

Fund Share Transactions (Note 8):
Net proceeds from sale of shares	1,323,175,213	731,236,306
Reinvestment of distributions	116,022,500	—
Cost of shares repurchased	(1,210,625,610)	(1,330,885,400)
Increase (Decrease) in Net Assets From Fund Share Transactions	228,572,103	(599,649,094)
Increase in Net Assets	1,023,633,812	538,144,056

Net Assets:
Beginning of year	4,901,470,350	4,363,326,294
End of year*	$5,925,104,162	$4,901,470,350
* Includes accumulated net investment loss of:	$(6,666,629)	$(149,879)

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class A Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$110.11	$87.14	$81.65	$103.41	$115.36

Income (loss) from operations:
Net investment loss	(0.16)	(0.27)	(0.36)	(0.31)	(0.58)
Net realized and unrealized gain (loss)	20.03	23.24	5.77	(21.45)	(11.37)
Proceeds from settlement of a regulatory matter	—	—	0.08	—	—
Total income (loss) from operations	19.87	22.97	5.49	(21.76)	(11.95)

Less distributions from:
Net realized gains	(2.60)	—	—	—	—
Total distributions	(2.60)	—	—	—	—

Net asset value, end of year	$127.38	$110.11	$87.14	$81.65	$103.41
Total return[2]	18.42%	26.35%	6.72%[3]	(21.04)%	(10.36)%

Net assets, end of year (millions)	$3,009	$2,739	$2,422	$2,415	$3,358

Ratios to average net assets:
Gross expenses	1.27%	1.28%[4]	1.29%[4]	1.34%[4]	1.19%
Net expenses[5]	1.27	1.28 [4]	1.29 [4]	1.34 [4]	1.19
Net investment loss	(0.14)	(0.24)	(0.41)	(0.43)	(0.52)

Portfolio turnover rate	8%	2%	0%[6]	4%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 6.63%. Class A received $2,285,684 related to this distribution.

[4]	The impact to the expense ratio was less than 0.01% as a result of interest expense.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Amount represents less than 1%.

See Notes to Financial Statements.

18	Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class B Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$94.12	$75.18	$70.72	$90.48	$101.76

Income (loss) from operations:
Net investment loss	(1.10)	(1.11)	(1.06)	(0.87)	(1.32)
Net realized and unrealized gain (loss)	16.98	20.05	5.02	(18.89)	(9.96)
Proceeds from settlement of a regulatory matter	—	—	0.50	—	—
Total income (loss) from operations	15.88	18.94	4.46	(19.76)	(11.28)

Less distributions from:
Net realized gains	(2.60)	—	—	—	—
Total distributions	(2.60)	—	—	—	—

Net asset value, end of year	$107.40	$94.12	$75.18	$70.72	$90.48
Total return[2]	17.28%	25.19%	6.31%[3]	(21.84)%	(11.09)%

Net assets, end of year (millions)	$396	$504	$558	$752	$1,316

Ratios to average net assets:
Gross expenses	2.24%	2.20%[4]	2.24%[4]	2.30%[4]	2.02%
Net expenses[5]	2.24	2.20 [4]	2.24 [4]	2.30 [4]	2.02
Net investment loss	(1.11)	(1.16)	(1.37)	(1.40)	(1.35)

Portfolio turnover rate	8%	2%	0%[6]	4%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 5.60%. Class B received $4,145,432 related to this distribution.

[4]	The impact to the expense ratio was less than 0.01% as a result of interest expense.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class C Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$95.95	$76.39	$71.90	$91.60	$102.81

Income (loss) from operations:
Net investment loss	(0.77)	(0.82)	(0.83)	(0.63)	(1.12)
Net realized and unrealized gain (loss)	17.35	20.38	5.10	(19.07)	(10.09)
Proceeds from settlement of a regulatory matter	—	—	0.22	—	—
Total income (loss) from operations	16.58	19.56	4.49	(19.70)	(11.21)

Less distributions from:
Net realized gains	(2.60)	—	—	—	—
Total distributions	(2.60)	—	—	—	—

Net asset value, end of year	$109.93	$95.95	$76.39	$71.90	$91.60
Total return[2]	17.68%	25.61%	6.24%[3]	(21.51)%	(10.90)%

Net assets, end of year (millions)	$703	$701	$658	$773	$1,255

Ratios to average net assets:
Gross expenses	1.89%	1.88%[4]	1.93%[4]	1.91%[4]	1.80%
Net expenses[5]	1.89	1.88 [4]	1.93 [4]	1.91 [4]	1.80
Net investment loss	(0.76)	(0.84)	(1.05)	(1.01)	(1.13)

Portfolio turnover rate	8%	2%	0%[6]	4%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 5.94%. Class C received $2,045,172 related to this distribution.

[4]	The impact to the expense ratio was less than 0.01% as a result of interest expense.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Amount represents less than 1%.

See Notes to Financial Statements.

20	Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class FI Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$110.45	$87.43	$81.99	$103.70	$115.43

Income (loss) from operations:
Net investment loss	(0.19)	(0.31)	(0.42)	(0.21)	(0.26)
Net realized and unrealized gain (loss)	20.09	23.33	5.86	(21.50)	(11.47)
Total income (loss) from operations	19.90	23.02	5.44	(21.71)	(11.73)

Less distributions from:
Net realized gains	(2.60)	—	—	—	—
Total distributions	(2.60)	—	—	—	—

Net asset value, end of year	$127.75	$110.45	$87.43	$81.99	$103.70
Total return[2]	18.38%	26.33%	6.63%	(20.94)%	(10.16)%

Net assets, end of year (000s)	$1,469	$853	$581	$1,572	$2,886

Ratios to average net assets:
Gross expenses	1.43%	1.39%[3]	1.43%[3]	1.19%[3]	0.97%
Net expenses[4]	1.30 [5,6]	1.30 [3,5,6]	1.29 [3,5,6]	1.19 [3]	0.97
Net investment loss	(0.16)	(0.28)	(0.46)	(0.29)	(0.24)

Portfolio turnover rate	8%	2%	0%[7]	4%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact to the expense ratio was less than 0.01% as a result of interest expense.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[7]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report	21

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class R Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$109.40	$86.75	$81.48	$103.28	$115.30

Income (loss) from operations:
Net investment loss	(0.39)	(0.48)	(0.52)	(0.36)	(0.62)
Net realized and unrealized gain (loss)	19.88	23.13	5.79	(21.44)	(11.40)
Total income (loss) from operations	19.49	22.65	5.27	(21.80)	(12.02)

Less distributions from:
Net realized gains	(2.60)	—	—	—	—
Total distributions	(2.60)	—	—	—	—

Net asset value, end of year	$126.29	$109.40	$86.75	$81.48	$103.28
Total return[2]	18.18%	26.11%	6.47%	(21.11)%	(10.43)%

Net assets, end of year (000s)	$13,934	$12,223	$9,765	$9,431	$7,313

Ratios to average net assets:
Gross expenses	1.48%	1.48%[3]	1.47%[3]	1.42%[3]	1.29%
Net expenses[4]	1.47 [5,6]	1.47 [3,5,6]	1.46 [3,5,6]	1.42 [3]	1.29
Net investment loss	(0.34)	(0.43)	(0.58)	(0.51)	(0.57)

Portfolio turnover rate	8%	2%	0%[7]	4%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact to the expense ratio was less than 0.01% as a result of interest expense.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Amount represents less than 1%.

See Notes to Financial Statements.

22	Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class I Shares[1]	2012		2011	2010	2009	2008

Net asset value, beginning of year	$117.26		$92.40	$86.28	$108.79	$120.78

Income (loss) from operations:
Net investment income (loss)	0.36		0.24	0.01	0.02	(0.04)
Net realized and unrealized gain (loss)	21.42		24.62	6.11	(22.53)	(11.95)
Total income (loss) from operations	21.78		24.86	6.12	(22.51)	(11.99)

Less distributions from:
Net realized gains	(2.60)		—	—	—	—
Total distributions	(2.60)		—	—	—	—

Net asset value, end of year	$136.44		$117.26	$92.40	$86.28	$108.79
Total return[2]	18.92%		26.90%	7.09%	(20.69)%	(9.93)%

Net assets, end of year (millions)	$1,279		$635	$487	$521	$1,112

Ratios to average net assets:
Gross expenses	0.85%		0.84%[3]	0.87%[3]	0.88%[3]	0.71%
Net expenses[4]	0.85	[5],[6]	0.84 [3,5]	0.87 [3,5]	0.88 [3]	0.71
Net investment income (loss)	0.29		0.20	0.01	0.02	(0.04)

Portfolio turnover rate	8%		2%	0%[7]	4%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact to the expense ratio was less than 0.01% as a result of interest expense.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class IS Shares[1]	2012	2011	2010	2009	2008[2]

Net asset value, beginning of year	$117.69	$92.64	$86.40	$108.79	$104.42

Income (loss) from operations:
Net investment income	0.47	0.36	0.13	0.12	0.05
Net realized and unrealized gain (loss)	21.53	24.69	6.11	(22.51)	4.32
Total income (loss) from operations	22.00	25.05	6.24	(22.39)	4.37

Less distributions from:
Net realized gains	(2.60)	—	—	—	—
Total distributions	(2.60)	—	—	—	—

Net asset value, end of year	$137.09	$117.69	$92.64	$86.40	$108.79
Total return[3]	19.04%	27.04%	7.22%	(20.58)%	4.18%

Net assets, end of year (000s)	$522,963	$308,081	$228,295	$212,121	$109,509

Ratios to average net assets:
Gross expenses	0.74%	0.74%[4]	0.75%[4]	0.75%[4]	0.72%[5]
Net expenses[6]	0.74 [7]	0.74 [4,7]	0.75 [4,7]	0.75 [4]	0.72 [5]
Net investment income	0.37	0.30	0.14	0.16	0.62 [5]

Portfolio turnover rate	8%	2%	0%[8]	4%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 4, 2008 (inception date) to August 31, 2008.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The impact to the expense ratio was less than 0.01% as a result of interest expense.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the total annual operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[8]	Amount represents less than 1%.

See Notes to Financial Statements.

24	Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Aggressive Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee,

Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report	25

among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26	Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$5,856,337,494	—		—	$5,856,337,494
Rights†	—	$0	*	—	0	*
Total long-term investments	$5,856,337,494	—		—	$5,856,337,494
Short-term investments†	—	$72,163,000		—	72,163,000
Total investments	$5,856,337,494	$72,163,000		—	$5,928,500,494

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales

Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report	27

of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2012 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

28	Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report

Notes to financial statements (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
(a)	$3,725,129	—	$(3,725,129)
(b)	11,272	$(11,272)	—

(a)	Reclassifications are primarily due to a tax net operating loss.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI, Class R and Class I shares did not exceed 1.30%, 1.55% and 1.00%, respectively. In addition, total annual operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report	29

During the year ended August 31, 2012, fees waived and/or expenses reimbursed amounted to $2,260.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended August 31, 2012, LMIS and its affiliates received sales charges of $724,708 on sales of the Fund’s Class A shares. In addition, for the year ended August 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$1,413	$499,022	$15,359

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended August 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$449,111,965
Sales	420,500,855

At August 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,293,500,241
Gross unrealized depreciation	(69,541,914)
Net unrealized appreciation	$3,223,958,327

30	Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended August 31, 2012, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C, FI and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended August 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$7,127,840	$7,952,679
Class B	4,480,951	2,227,729
Class C	6,972,717	1,045,311
Class FI	2,596	4,614
Class R	64,332	30,607
Class I	—	826,430
Class IS	—	8,194
Total	$18,648,436	$12,095,564

For the year ended August 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class FI	$1,402
Class R	842
Class I	16
Class IS	—
Total	$2,260

Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report	31

6. Distributions to shareholders by class

	Year Ended August 31, 2012	Year Ended August 31, 2011
Net Realized Gains
Class A	$63,333,378	—
Class B	12,642,889	—
Class C	18,207,699	—
Class FI	16,228	—
Class R	292,588	—
Class I	13,964,646	—
Class IS	10,107,654	—
Total	$118,565,082	—

7. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies of the year ended August 31, 2012:

	Affiliate Value at 8/31/11	Purchased		Sold		Dividend Income	Affiliate Value at 8/31/12	Realized Gain/ (Loss)
		Cost	Shares	Cost	Shares
BioMimetic Therapeutics Inc.	$4,837,158	—	—	—	—	—	$5,577,984	—

8. Shares of beneficial interest

At August 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended August 31, 2012		Year Ended August 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,831,065	$333,081,265	2,970,956	$333,507,433
Shares issued on reinvestment	563,275	62,258,818	—	—
Shares repurchased	(4,649,372)	(546,120,252)	(5,886,245)	(656,784,659)
Net decrease	(1,255,032)	$(150,780,169)	(2,915,289)	$(323,277,226)

Class B
Shares sold	13,343	$1,281,225	375,807	$35,651,075
Shares issued on reinvestment	133,355	12,510,011	—	—
Shares repurchased	(1,822,515)	(181,437,165)	(2,440,272)	(234,895,457)
Net decrease	(1,675,817)	$(167,645,929)	(2,064,465)	$(199,244,382)

32	Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report

Notes to financial statements (cont’d)

	Year Ended August 31, 2012		Year Ended August 31, 2011
	Shares	Amount	Shares	Amount
Class C
Shares sold	348,773	$35,361,695	539,196	$53,068,719
Shares issued on reinvestment	182,692	17,501,867	—	—
Shares repurchased	(1,448,850)	(146,837,056)	(1,840,103)	(179,206,212)
Net decrease	(917,385)	$(93,973,494)	(1,300,907)	$(126,137,493)

Class FI
Shares sold	8,561	$1,024,938	3,520	$402,533
Shares issued on reinvestment	146	16,228	—	—
Shares repurchased	(4,929)	(550,267)	(2,442)	(270,616)
Net increase	3,778	$490,899	1,078	$131,917

Class R
Shares sold	35,048	$4,108,282	30,618	$3,445,141
Shares issued on reinvestment	2,585	283,686	—	—
Shares repurchased	(39,024)	(4,450,550)	(31,467)	(3,455,995)
Net decrease	(1,391)	$(58,582)	(849)	$(10,854)

Class I
Shares sold	5,319,737	$682,071,974	1,688,463	$202,854,059
Shares issued on reinvestment	113,058	13,344,236	—	—
Shares repurchased	(1,474,169)	(183,135,152)	(1,539,236)	(179,715,569)
Net increase	3,958,626	$512,281,058	149,227	$23,138,490

Class IS
Shares sold	2,314,471	$266,245,834	833,584	$102,307,346
Shares issued on reinvestment	85,297	10,107,654	—	—
Shares repurchased	(1,202,731)	(148,095,168)	(680,065)	(76,556,892)
Net increase	1,197,037	$128,258,320	153,519	$25,750,454

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended August 31, was as follows:

	2012	2011
Distributions paid from:
Net long-term capital gains	118,565,082	—

As of August 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains — net	$158,854,140
Other book/tax temporary differences(a)	(6,666,629)
Unrealized appreciation (depreciation)(b)	3,223,958,327
Total accumulated earnings (losses) — net	$3,376,145,838

(a)

Other book/tax temporary differences are attributable primarily to the deferral of late-year ordinary losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report	33

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

34	Legg Mason ClearBridge Aggressive Growth Fund 2012 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason ClearBridge Aggressive Growth Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Aggressive Growth Fund as of August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 18, 2012

Legg Mason ClearBridge Aggressive Growth Fund	35

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Aggressive Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

36	Legg Mason ClearBridge Aggressive Growth Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Legg Mason ClearBridge Aggressive Growth Fund	37

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

38	Legg Mason ClearBridge Aggressive Growth Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	159
Other board memberships held by Trustee during past five years	None
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason ClearBridge Aggressive Growth Fund	39

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

40	Legg Mason ClearBridge Aggressive Growth Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason ClearBridge Aggressive Growth Fund	41

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2012:

Record Date:	12/8/2011
Payable Date:	12/9/2011
Long-Term Capital Gain Dividend Per Share	$2.604340

Please retain this information for your records.

Legg Mason ClearBridge

Aggressive Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken

Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Aggressive Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason ClearBridge Aggressive Growth Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Aggressive Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0433 10/12 SR12-1755

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to
Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2011 and August 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $66,600 in 2011 and $65,100 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2011 and $0 in 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,200 in 2011 and $0 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	October 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	October 24, 2012

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date:	October 24, 2012